AB BOND FUND, INC.

-AB FlexFeeTM High Yield Portfolio

Supplement dated January 20, 2021 to the Prospectus and Summary Prospectus dated April 30, 2020 (the “Prospectuses”) of AB FlexFee High Yield Portfolio (the “Fund”), offering Advisor Class shares.

*        *        *         *        *

At a special meeting of the shareholders of the Fund, a series of AB Bond Fund, Inc., held on January 20, 2021, the shareholders approved the amendment of the investment advisory agreement (the “Agreement”) of the Fund to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the current performance-based, or “fulcrum,” advisory fee. The new advisory fee will be effective on or about May 1, 2021.

Amendment to the Investment Advisory Fee

Under the Agreement as currently in place, for its services the Adviser receives an investment advisory fee, which consists of a base fee (fulcrum fee) and a performance adjustment. The Fund’s fulcrum fee increases or decreases up to 0.20% from a mid-point or fulcrum fee of 0.40% of the Fund’s average daily net assets, resulting in a maximum advisory fee of 0.60% and a minimum advisory fee of 0.20%. A positive performance adjustment is earned when the Fund’s performance exceeds that of the Markit iBoxx USD Liquid High Yield Index (the “Markit Index”) plus 0.75%.

Under the Agreement as it will be amended, the Fund will pay to the Adviser a fee for investment advisory services at the annual rate of 0.45% of the Fund’s average daily net assets up to $2.5 billion, 0.425% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.40% of average daily net assets in excess of $5 billion.

Additional Actions by the Fund Considered and Approved by the Board of Directors

The Board of Directors of AB Bond Fund, Inc. has approved certain additional actions with respect to the Fund, including a change in the Fund’s name to “AB High Yield Portfolio.” These actions will be implemented upon the effective date of the amended Agreement on or about May 1, 2021.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

_____________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.